UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2017

KEANE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2121 Sage Road, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-0381
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 2 to the Current Report on Form 8-K (this “Amendment”) is being filed by Keane Group, Inc., a Delaware corporation (the “Company”) for the purpose of amending Item 2.01 Completion of Acquisition or Disposition of Assets and Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on July 3, 2017 (the “Original Form 8-K”), as further amended on August 4, 2017 ("Amendment No. 1") in connection with the completion of the acquisition of RockPile Energy Services, a Colorado limited liability company (“RockPile”), pursuant to a Purchase Agreement, dated as of May 18, 2017, by and among the Company, RockPile Energy Holdings, LLC, a Delaware limited liability company ("RockPile Holdings"), RockPile Management NewCo, LLC, a Delaware limited liability company, and RockPile (the “Acquisition”).

This Amendment is being filed to provide revised unaudited condensed consolidated financial statements of RockPile Holdings as of June 30, 2017 and for the three and six months ended June 30, 2017 and revised pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K, which were previously filed with Amendment No. 1 as permitted by the rules of the SEC. In connection with the acquisition of RockPile, Keane performed certain substantive audit procedures to ensure assets acquired and liabilities assumed as represented on RockPile's balance sheet as of June 30, 2017, were appropriately stated and all material net working capital findings were uncovered. As a result of the findings from the audit procedures the Company performed, certain restatements have been made to RockPile Holdings' previously issued unaudited condensed consolidated interim financial statements as of June 30, 2017 and for the three and six months ended June 30, 2017 to conform with U.S. GAAP. To reflect a better estimate of RockPile Holdings' insurance obligations, prepaid expenses and other current assets and accrued expenses on RockPile Holdings' unaudited condensed consolidated balance sheet were reduced by $0.4 million and increased by $0.6 million, respectively, and cost of sales and selling, general and administrative expense on RockPile Holdings' unaudited condensed consolidated statement of operations were increased by $0.5 million and $0.4 million, respectively. To correct the unit of measure used to recognize proppant inventory used on services performed during the three months ended June 30, 2017, accrued expenses on RockPile Holdings' unaudited condensed consolidated balance sheet and cost of sales on RockPile Holdings' unaudited condensed consolidated statement of operations were increased by $2.8 million. To recognize unrecorded liabilities incurred during the three months ended June 30, 2017, inventory, property and equipment, net and accrued expenses on RockPile Holdings' unaudited condensed consolidated balance sheet were increased by $0.5 million, $0.1 million and $2.1 million, respectively, and cost of sales on RockPile Holdings' unaudited condensed consolidated statement of operations was increased by $1.6 million. RockPile Holdings' net loss for the period presented increased by $5.3 million due to the combined restatements. Any information required to be set forth in the Original Form 8-K and Amendment No. 1 which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K and Amendment No. 1 and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K and Amendment No. 1.

FORWARD-LOOKING STATEMENTS
This Amendment, including the Exhibits attached hereto, may contain “forward-looking statements” and information within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that could cause our actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the risks set forth from time to time in the Company’s filings with the SEC. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Amendment. The

Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changes events or circumstances after the date of this release, unless required by law.

Item 9.01. Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired.
The audited consolidated financial statements of RockPile Energy Holdings, LLC as of December 31, 2016 and 2015 and for the periods from September 8, 2016 to December 31, 2016, January 1, 2016 to September 7, 2016, and the year ended December 31, 2015, including the notes to such financial statements and the report of Grant Thornton LLP, Independent Certified Public Accountants, are incorporated by reference herein as Exhibit 99.2. The audited consolidated financial statements of RockPile Energy Services, LLC as of and for the fiscal year ended January 31, 2015, including the notes to such financial statements and the report of KPMG LLP, Independent Auditors, are filed with this Amendment as Exhibit 99.3 and are incorporated by reference herein.

The unaudited condensed consolidated balance sheet of RockPile Energy Holdings, LLC as of June 30, 2017 and December 31, 2016, the unaudited condensed consolidated statements of operations of RockPile Energy Holdings, LLC for the three and six months ended June 30, 2017 and 2016, the unaudited condensed consolidated statement of changes in members' equity of RockPile Holdings, LLC for the six months ended June 30, 2017 and the unaudited condensed consolidated statements of cash flows of RockPile Holdings, LLC for the six months ended June 30, 2017 and 2016, are filed with this Amendment as Exhibit 99.4 and are incorporated by reference herein.

(b)    Pro Forma Financial Information.
The following pro forma financial information is filed as Exhibit 99.5 to this Amendment and incorporated in its entirety herein by reference:

1.    Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2017.

2.    Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2017.

3.    Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2016.

(c)    Not Applicable.

(d)    Exhibits.

Exhibit No.	Description

10.1
Contingent Value Rights Agreement, dated July 3, 2017, by and among the Company, RockPile Energy Holdings, LLC and the Permitted Holders (incorporated herein by reference to Exhibit 10.1 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

10.2	Form of Lockup Agreement (incorporated herein by reference to Exhibit 10.2 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

10.3
Amended and Restated Stockholders’ Agreement, dated July 3, 2017, by and among the Company, Keane Investor Holdings LLC, RockPile Energy Holdings, LLC and WDE RockPile Aggregate, LLC (incorporated herein by reference to Exhibit 10.3 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

10.4
Incremental Facility Agreement and Amendment No. 1, dated as of July 3, 2017, by and among Keane Group Holdings, LLC (“KGH LLC”), Keane Frac, LP and KS Drilling, LLC, as borrowers, the Company, KGH Intermediate Holdco I, LLC, KGH Intermediate Holdco II, LLC and Keane Frac GP, LLC, as guarantors, each of the incremental lenders party thereto, each of the existing lenders party thereto, and Owl Rock Capital Corporation (“Owl Rock”), as administrative agent and collateral agent, to the Term Loan Agreement, dated as of March 15, 2017, among the Company, as the parent guarantor, KGH LLC, as the lead borrower, the other borrowers and guarantors party thereto, the existing lenders, and Owl Rock, as administrative agent and collateral agent (incorporated herein by reference to Exhibit 10.4 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

10.5
Employment Agreement, dated as of May 18, 2017, and effective as of July 3, 2017, by and between Keane Group, Inc. and R. Curt Dacar (incorporated herein by reference to Exhibit 10.5 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

99.1	Press release dated July 3, 2017 (incorporated herein by reference to Exhibit 99.1 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

99.2
Audited consolidated financial statements of RockPile Energy Holdings, LLC as of December 31, 2016 and 2015 and for the periods from September 8, 2016 to December 31, 2016, January 1, 2016 to September 7, 2016 and the year ended December 31, 2015 (incorporated herein by reference to Exhibit 99.2 to Amendment No. 1, filed August 4, 2017, to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

99.3
Audited consolidated financial statements of RockPile Energy Services, LLC as of and for the fiscal year ended January 31, 2015 (incorporated herein by reference to Exhibit 99.3 to Amendment No. 1, filed August 4, 2017, to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

99.4
Unaudited consolidated balance sheet of RockPile Energy Holdings, LLC as of June 30, 2017, and the unaudited consolidated statements of operations, unaudited consolidated statements of cash flows and the unaudited consolidated statement of changes in members’ equity of RockPile Energy Holdings, LLC, each for the six months ended June 30, 2017.

99.5
Unaudited pro forma condensed combined balance sheet as of June 30, 2017, unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2017 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEANE GROUP, INC.

Date: January 10, 2018	By:	/s/ Kevin M. McDonald
	Name:	Kevin M. McDonald
	Title:	Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Contingent Value Rights Agreement, dated July 3, 2017, by and among the Company, RockPile Energy Holdings, LLC and the Permitted Holders (incorporated herein by reference to Exhibit 10.1 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

10.2	Form of Lockup Agreement (incorporated herein by reference to Exhibit 10.2 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

10.3
Amended and Restated Stockholders’ Agreement, dated July 3, 2017, by and among the Company, Keane Investor Holdings LLC, RockPile Energy Holdings, LLC and WDE RockPile Aggregate, LLC (incorporated herein by reference to Exhibit 10.3 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

10.4
Incremental Facility Agreement and Amendment No. 1, dated as of July 3, 2017, by and among Keane Group Holdings, LLC (“KGH LLC”), Keane Frac, LP and KS Drilling, LLC, as borrowers, the Company, KGH Intermediate Holdco I, LLC, KGH Intermediate Holdco II, LLC and Keane Frac GP, LLC, as guarantors, each of the incremental lenders party thereto, each of the existing lenders party thereto, and Owl Rock Capital Corporation (“Owl Rock”), as administrative agent and collateral agent, to the Term Loan Agreement, dated as of March 15, 2017, among the Company, as the parent guarantor, KGH LLC, as the lead borrower, the other borrowers and guarantors party thereto, the existing lenders, and Owl Rock, as administrative agent and collateral agent (incorporated herein by reference to Exhibit 10.4 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

10.5
Employment Agreement, dated as of May 18, 2017, and effective as of July 3, 2017, by and between Keane Group, Inc. and R. Curt Dacar (incorporated herein by reference to Exhibit 10.5 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

99.1	Press release dated July 3, 2017 (incorporated herein by reference to Exhibit 99.1 to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

99.2
Audited consolidated financial statements of RockPile Energy Holdings, LLC as of December 31, 2016 and 2015 and for the periods from September 8, 2016 to December 31, 2016, January 1, 2016 to September 7, 2016 and the year ended December 31, 2015 (incorporated herein by reference to Exhibit 99.2 to Amendment No. 1, filed August 4, 2017, to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

99.3
Audited consolidated financial statements of RockPile Energy Services, LLC as of and for the fiscal year ended January 31, 2015 (incorporated herein by reference to Exhibit 99.3 to Amendment No. 1, filed August 4, 2017, to Keane Group, Inc.'s Current Report on Form 8-K filed on July 3, 2017).

99.4
Unaudited consolidated balance sheet of RockPile Energy Holdings, LLC as of June 30, 2017, and the unaudited consolidated statements of operations, unaudited consolidated statements of cash flows and the unaudited consolidated statement of changes in members’ equity of RockPile Energy Holdings, LLC, each for the six months ended June 30, 2017.

99.5
Unaudited pro forma condensed combined balance sheet as of June 30, 2017, unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2017 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016.